EXHIBIT 10.3

FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT

THIS FIRST AMENDMENT TO SHAREHOLDERS AGREMEENT (this “Amendment”) is entered into as of May 1, 2008 by and among General Finance Corporation, a Delaware corporation with its principal place of business located at 39 East Union Street, Pasadena, California 91103 (“GFC”), Bison Capital Australia, L.P., a Delaware limited partnership with its principal place of business located at 10877 Wilshire Boulevard, Suite 1520, Los Angeles, California 90024 (“Bison-GE”), and GFN U.S. Australasia Holdings, Inc., a Delaware corporation with its principal place of business located at 39 East Union Street, Pasadena, California 91103 (the “Company”).

RECITALS

A. GFC, Bison-GE and Company entered into that certain Shareholders Agreement dated September 13, 2007 (the “Agreement”).

B. Each of the parties hereto desires to amend the Agreement as set forth herein, and desires that, except as set forth in this Amendment, the Agreement shall remain in full force and effect.

NOW THEREFORE, in consideration of the premises and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement (without regard to this Amendment).

2. Amendment. The Agreement is hereby amended as follows on and as of, and only upon, the date hereof:

(a) The definition of “Permitted Expenses” is amended and restated as follows:“’Permitted Expenses’ means payments of up to $1,500,000 in any 12-month period made by the Company Group to GFC and/or a GFC Related Party for administrative, expenses, overhead charges, support charges and similar expenses; provided, that if at any time GFC or a GFC Related Party acquires or establishes another business or company, Permitted Expenses in any 12-month period shall be multiplied by the Reduction Percentage on a prospective basis. For purposes of the foregoing, the "Reduction Percentage" shall be that percentage obtained by dividing the revenues of the Covered Business by the total revenues of GFC (determined on a consolidated basis in accordance with GAAP); provided that Permitted Expenses shall never be less than US $750,000. Payments on debt owed to GFC and/or the GFC Related Parties, and dividends and distributions to Shareholders with respect to their Shares, are not expenses included in Permitted Expenses so long as (x) such debt or Shares are, in each case, issued with the approval of Bison-GE (to the extent such approval is required hereunder), and (y) such debt or Shares were not issued in consideration of the forgiveness, payment or deferral of administrative expense payments, reimbursements or distributions made by any member of the Company Group to GFC or any GFC Related Party.”

EXHIBIT 10.3

3. References. All references in this Amendment to “Amendment,” “herein,” “hereof,” or terms of like import referring to the Amendment or any portion thereof are hereby amended to refer to the Agreement as amended by this Amendment.

4. No Implied Amendments. Except as expressly provided herein, the Waiver is not being amended, supplemented, or otherwise modified, and the Waiver shall continue in force and effect in accordance with its terms.

5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all such counterparts together shall constitute but one and the same agreement.

6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of California.

EXHIBIT 10.3

[SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment, or caused this Amendment to be executed on its behalf by a representative duly authorized, as of the date first above written.

GENERAL FINANCE CORPORATION,
a Delaware corporation

By
John O. Johnson Chief Operating Officer

BISON CAPITAL AUSTRALIA, L.P., a Delaware limited partnership
By:	BISON CAPITAL AUSTRALIA GP, LLC, its general partner

By:
Douglas B. Trussler Managing Member

GFN U.S. AUSTRALASIA HOLDINGS, INC.,
a Delaware corporation

By
John O. Johnson Chief Operating Officer